Other Non-current Assets (Tables)	12 Months Ended
Dec. 31, 2017
Other Non-current Assets
Schedule of other non-current assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2017	2016
Available for sale securities:
ZIM notes, net	$21,093	—
HMM notes, net	13,509	—
Held to maturity securities:
ZIM notes, net	—	$40,232
HMM notes, net	—	25,651
Equity participation ZIM	—	—
Other assets	14,864	5,274

Total	$49,466	$71,157

Schedule of available for sale securities at fair value and unrealized losses

        HMM and ZIM as of December 31, 2017 (in thousands):

Description of securities	Amortized cost basis	Fair value	Unrealized loss
ZIM notes	$42,368	$21,093	$21,275
HMM notes	18,841	13,509	5,332

Total	$61,209	$34,602	$26,607